Second Quarter 2008 Investor Presentation Exhibit 99.1

Forward-looking Statements and Associated Risk
Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the
Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,”
or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to:  general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalties, and other future cash flows, or the market value of our assets; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings; changes in the financial or operating performance of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel into our operations, and our ability to realize related cost savings within the expected time frames; potential exposure to unknown or contingent liabilities of companies we target for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the
Company; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, tax, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or
terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December
31, 2007, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and 2007, June 30, 2007, and September
30, 2007, on file with the U.S. Securities and Exchange Commission (the “SEC”). Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company’s control.
In addition, it should be noted that the Company routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

We are a leading financial institution in the
competitive Metro New York/New Jersey region.
(a) SNL DataSource
In New Jersey, we operate:
the 2nd largest thrift depository in Richmond County
(a)
;
the 2nd largest thrift depository in Queens and Nassau Counties
(a)
; and
the 3rd largest thrift depository in Suffolk County.
(a)
With assets of $31.1 billion:
the 3rd largest thrift depository in Essex County
(a)
;
the 5th largest thrift depository in Hudson and Union Counties
(a)
; and
the 5th largest thrift depository in the seven NJ counties we serve, combined.
(a)
In New York, we operate:
the 4th largest thrift depository in our market
(a)
; and
the 13th largest commercial bank depository.
(a)
With deposits of $13.4 billion and 217 branches, we operate:
We are a leading producer of multi-family loans for portfolio in New York City.
(a)
With a portfolio of $14.7 billion:
We operate the 4th largest thrift in the nation and the largest in New York State.
(a)

2nd Quarter 2008 Performance Highlights * * * * * * * ************** ************** ************** ************** ************** ************** **************

During the quarter, we issued 17.9 million shares at $19.35 per share, or
3.9x tangible book value, immediately enhancing our tangible equity and setting the stage for double-digit EPS accretion.
2Q 2008 Strategies
Reduced the cost of the repositioned funds
by approximately 200 basis points
Expected to add approximately 25 basis
points to our margin, beginning in 3Q 2008
Expected to add $0.12 - $0.14 to our diluted
EPS over the next 12 months
Increased our ratio of tangible equity to
tangible assets by 44 basis points, to 6.14%,
over the course of 2Q 2008
(a)
Increased our ratio of adjusted tangible
equity to adjusted tangible assets by 40
basis points, to 6.18%
(a)
, over the three-
month period
Benefits
We prepaid $4 billion of wholesale and other
borrowings with a weighted average interest
rate of 5.19%
We replaced the higher-cost borrowings with
$3.8 billion of lower-cost wholesale
borrowings
We generated net proceeds of $339.2 million
through our common stock offering
We utilized $199.2 million of the net proceeds
from the offering to offset the after-tax
impact of the debt repositioning on our
capital measures
We contributed the remaining $140.0 million
of the net proceeds directly to capital
Actions
(a) Please see pages 33 and 34 for reconciliations of our GAAP and non-GAAP capital measures.

Our 2Q 2008 performance featured several favorable
trends.
Excluding the impact of the debt repositioning charge on interest expense, our net interest margin rose 13 bp linked-quarter to 2.54%.
Charge-offs represented 0.006% of average loans in the second quarter and
NPAs represented 0.10% of total assets at 6/30/08.
The loan portfolio grew at an annualized rate of 8.1% in the quarter and totaled $20.9 billion at 6/30/08.
Operating earnings rose $4.9 million on a linked-quarter basis to $75.1 million, equivalent to a penny increase in diluted earnings per share to
$0.23.
(a)
The average cost of interest-bearing deposits declined 38 bp linked-quarter to
2.80%.
On an operating basis, net interest income rose $8.7 million linked-quarter to
$170.2 million.
On an operating basis, our efficiency ratio was 40.14%.
Margin
Expansion
Strong Operating
Efficiency
Solid Asset
Quality
Operating Earnings
Growth
Revenue
Growth
Lower Retail
Funding Costs
Solid
Loan Growth
(a) Please see page 35 for a reconciliation of our GAAP and non-GAAP earnings.
(b) Please see pages 36 and 37 for a reconciliation of our net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-GAAP measures.
(c) Please see page 38 for a reconciliation of our GAAP and operating efficiency ratios.
(b)
(c)
(b)

Our net interest margin has been stable in a challenging rate environment and is expected to expand by approximately 25 bp beginning in 3Q 2008.
3.65
4.20
4.17
2.27%
$29,520
5.69
5.92%
2006
3.90
4.60
4.33
2.44%
$22,320
6.10
6.44%
2Q 2007
3.92
4.61
4.37
2.38%
$57,637
6.05
6.27%
2007
3.59 (a)
4.13
4.34 (a)
2.54% (a)
$8,153
5.90
6.07%
2Q 2008
(26)bp
(28)bp
(15)bp
13 bp
(26.8)%
(14)bp
(12)bp
Linked-
quarter
Increase
(Decrease)
11 bp 2.41% 2.36% 2.41% Net interest margin
3.85
4.41
4.49
$10,334
6.04
6.19%
1Q 2008
3.93
4.57
4.45
$4,536
6.04
6.12%
4Q 2007
3.95
4.60
4.42
$17,090
6.11
6.37%
3Q 2007
95.2% Prepayment penalty income
20 bp Average cost of borrowed funds
27 bp
Average cost of interest-bearing
liabilities
41 bp Average cost of CDs
36 bp
Average yield on interest-
earning assets
35 bp Average yield on loans
Y-O-Y
Increase
(Decrease)
(dollars in thousands)
(a) Excludes the impact of a $39.6 million debt repositioning charge on $700.0 million of wholesale borrowings in 2Q 2008, which reduced our net interest margin to 1.94% and increased our average cost of borrowed funds and average cost of interest-bearing liabilities to 5.59% and 4.23%, respectively.  Please see pages 36 and 37 for a reconciliation of our net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-GAAP measures.

Both of our bank subsidiaries are well capitalized institutions:
The strength of our capital position has enabled us to
pay a strong dividend.
6/30/08
10.08% 7.42% Leverage capital ratio
Commercial Bank Community Bank
The Company’s tangible capital measures were enhanced by our recent common stock offering:
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994, and provided an average yield of 5.09% during June 2008.
(a) Please see pages 33 and 34 for reconciliations of our GAAP and non-GAAP capital measures.
5.88%
5.83%
$1.6
12/31/07
6.18% 5.80%
Tangible equity / tangible assets excluding after-tax
mark-to-market adjustments on securities
(a)
6.14% 5.57% Tangible equity / tangible assets
(a)
$1.8 $1.5 Tangible stockholders’ equity
(a)
6/30/08 6/30/07
(dollars in billions)

We remain well positioned to capitalize on
opportunities presented in the current market.
We have no subprime or Alt-A mortgages in our loan portfolio and no subprime-
or Alt-A-backed mortgage securities.
We have maintained our record of asset quality by maintaining our primary focus on multi-family lending on rent-regulated buildings and by adhering to our conservative underwriting standards.
Competition for multi-family loans has declined in the wake of market dislocation while the spreads on such loans have widened.
Refinancing activity is likely to increase as more of our multi-family loans approach their contractual repricing dates.
Future growth opportunities may occur as industry consolidation increases in the face of current market conditions.
Our recent actions have further strengthened the capacity of our balance sheet to absorb other financial institutions.

The origination of multi-family loans:
We have originated $22.4 billion of multi-family loans since January 2000, including $2.5 billion in 2007 and $1.5 billion in 1H 2008.
The maintenance of strong credit standards, resulting in a record of solid asset quality:
We have recorded no losses on our multi-family loan portfolio for 28 years.
The efficient operation of our Company and our branch network:
Our operating efficiency ratio has historically ranked in the top 5% of all banks and thrifts and equaled
40.14% in 2Q 2008.
(a)(b)
The growth of our business through accretive mergers and acquisitions:
Since 12/31/99, we have acquired five community banks, two commercial banks, and one branch network, expanding our franchise from 14 to 217 branches.
Our assets have grown at a CAGR of 38.9%; our loans have grown at a CAGR of 35.2%; and our deposits have grown at a CAGR of 34.5% through 6/30/08.
The post-merger repositioning of our balance sheet:
The sale and securitization of acquired loans and the sale of acquired securities have enhanced our balance sheet’s ability to withstand the stress of the adverse credit cycle turn.
(a) Please see page 38 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL DataSource
We have a consistent business model that focuses on
building value while building the Company.
Our total return to shareholders increased at a compound annual growth rate of 38.1% between our IPO and 6/30/08.

Our Business Model: Multi-family Lending * * * * * * * ************** ************** ************** ************** ************** ************** **************

Portfolio statistics at 6/30/08:
% of total loans = 70.4%
Average principal balance = $3.7
million
Average loan-to-value ratio =
62.7%
Expected weighted average life =
3.7 years
2Q 2008 originations = $783 million
% of total loans originated = 50.3%
Term:
Years 1-5:  Fixed rate at a spread
above the 5-year CMT
Years 6-10:  Annually adjustable
rate at a spread above prime, or
fixed rate at a spread above the 5-
year CMT plus 1 point
Prepayment penalties:  Range from 5
points to 1 point in years 1 thru 5;
recorded as interest income
Quality:  No losses in our niche for 28
years
(in millions)
Multi-family loans have grown at a CAGR of 32.5%
since 12/31/99.
Multi-family Loan Portfolio
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$14,055
$14,725
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 6/30/08

NYB
Originates
Multi-Family
Loan Based
on Income
Stream
Produced by
the Property
Borrower
Uses Funds
to Improve
the Property
Rent Roll /
Income Stream
Increases
over the
Short Term
(3–5 years)
Borrower
Uses Funds
to Improve
the Property
Rent Roll /
Income Stream
Increases
over the
Short Term
(3–5 years)
NYB
Refinances Loan
Based on Higher
Income Stream,
Increasing
Loan Size and
Term Yield
NYB
Refinances Loan
Based on Higher
Income Stream,
Increasing
Loan Size and
Term Yield
Our multi-family loans feature a unique refinancing
cycle.

$96
$324
$562
$533
$1,445
$2,141
$2,888
$3,114
$3,826
$4,090
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 6/30/08
Portfolio statistics at 6/30/08:
% of total loans = 19.5%
Average principal balance = $2.2
million
Average loan-to-value ratio =
55.9%
Expected weighted average life =
3.5 years
2Q 2008 originations = $374 million
% of total loans originated = 24.0%
Term:
Years 1-5:  Fixed rate at a spread
above the 5-year CMT
Years 6-10:  Annually adjustable
rate at a spread above prime, or
fixed rate at a spread above the 5-
year CMT plus 1 point
Prepayment penalties:  Range from 5
points to 1 point in years 1 thru 5;
recorded as interest income
Quality:  No losses in our CRE portfolio
for nearly 15 years
(in millions)
Our commercial real estate loans feature the same
structure as our multi-family loans.
Commercial Real Estate Loan Portfolio

Our Business Model: Asset Quality ************** ************** ************** ************** ************** ************** ************** * * * * * * *

0.60%
0.48%
0.44%
0.51%
1.00%
1.64%
0.15%
0.12%
0.11%
0.08%
0.07%
0.10%
12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 6/30/08
The quality of our assets has been distinctively solid.
(a) SNL DataSource
SNL Bank & Thrift Index
(a)
NYB
Non-performing Assets / Total Assets

None of our charge-offs have been mortgage-related.
Net Charge-offs / Average Loans
0.27%
0.20%
0.15% 0.15%
0.24%
0.50%
0.00% 0.002% 0.002% 0.000% 0.002% 0.008%
2003 2004 2005 2006 2007 1H 2008
NYB Charge-offs: -- $236,000 $21,000 $420,000 $1.6 million
(a) SNL DataSource
SNL Bank & Thrift Index
(a)
NYB
$431,000

Our Business Model: Efficiency * * * * * * * ************** ************** ************** ************** ************** ************** **************

Our operating efficiency ratio was 40.14%
(a)
in 2Q 2008, well
below the 68.47% average for the SNL Bank and Thrift Index.
Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
One- to four-family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating non-interest income.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
46 of our branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.
(a) Please see page 38 for a reconciliation of our GAAP and operating efficiency ratio.

Our Business Model: Growth through Acquisitions ******** ******** ******** ******** * * * * * * *

We have completed eight acquisitions since 2000.
Queens County
Savings Bank,
forebear of
New York
Community
Bank, is
established in
Queens.
April 1859 1
Public trading
of New York
Community
Bancorp
shares begins.
Nov. 1993 3
Merger-of-
equals with
Richmond
County
Financial Corp.
(RCBK).
July 2001 5
We acquire
Long Island
Financial Corp.
(LICB) and
establish
New York
Commercial
Bank.
Dec. 2005 7
Our holding
company,
New York
Community
Bancorp, is
established.
April 1993

We acquire
Haven
Bancorp, Inc.
(HAVN).
Nov. 2000

Merger with
Roslyn
Bancorp, Inc.
(RSLN).
Oct. 2003

We acquire
Atlantic Bank
of New York
(ABNY).
April 2006

We acquire
PennFed
Financial
Services, Inc.
(PFSB).
April 2007 9
We acquire the
NYC branch
network of
Doral Bank,
FSB (Doral).
July 2007

We acquire
Synergy
Financial
Group, Inc.
(SYNF).
Oct. 2007 11

Our balance sheet reflects the benefits of our growth-through-
acquisition strategy and the organic growth of our loan portfolio.
5.88%
5.83%
1.6
13.2
6.2
30.6
20.4
$14.1

w/ PFSB,
Doral, &
SYNF
12/31/07
6.18%
6.14%
1.8
13.4
7.2
31.1
20.9
$14.7

6/30/08
5.66%
5.47%
1.4
12.6
6.7
28.5
19.7
$14.5
166
w/ ABNY
12/31/06
5.19% 3.97% 3.65% 4.12% 7.19% Tangible equity / tangible assets (a)
1.3 0.9 0.3 0.2 0.1 Tangible stockholders’ equity (a)
26.3 23.4 9.2 4.7 1.9 Total assets
5.41% 4.13% 3.60% 4.11% 7.19%
Tangible equity / tangible assets
excluding after-tax mark-to-market
adjustments on securities (a)
12.1 10.3 5.5 3.3 1.0 Total deposits
6.9 6.0 3.0 1.4 0.4 Core deposits
17.0 10.5 5.4 3.6 1.6 Total loans
$12.9 $  7.4 $3.3 $1.9 $1.3 Multi-family loans
152 139 120 86 14 Number of branches
w/ LICB
12/31/05
w/ RSLN
12/31/03
w/ RCBK
12/31/01
w/ HAVN
12/31/00 12/31/99
(dollars in billions)
(a) Please see pages 33 and 34 for reconciliations of our GAAP and non-GAAP capital measures.

$10,499
$13,396
$17,029
$19,653
$20,363
$20,925
$9,500
$7,081
$5,637
$4,926
$5,744
$5,631
The cash flows from the post-merger sale of acquired assets are typically converted into securities and then into loans.
(dollars in millions)
% of Total
Assets:
12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06 12/31/03
40.5% 44.8% 18.8% 66.6%
6/30/08
Loans
Securities
w/ RSLN
w/ LICB
w/ ABNY
w/ PFSB,
Doral, & SYNF
12/31/07
18.1% 67.3%

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
Mercer
New Jersey
Ocean

Largely reflecting our acquisition strategy, we currently
have 163 locations in New York and 54 in New Jersey.
New York Commercial Bank
46
5
In-store branches
Campus branches
125 Traditional branches
New York Community Bank
179 Subtotal
3 Customer convenience centers
38 Traditional branches
Our Franchise
217 Total locations
New York Community Bank
New York Commercial Bank

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,945
$6,913
$6,183
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,551
$4,971
$5,940
$846
$1,123
$1,273
$1,232
$739 $720
$40
$171
$455
$465
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 6/30/08
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619
Total deposits:  34.5% CAGR
Core deposits:  39.7% CAGR
Demand deposits:  49.7% CAGR
(in millions)
Deposits
Our deposit growth has been largely acquisition-
driven.
$13,157
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY
CDs
NOW, MMAs, and Savings
Demand deposits
$13,355

The expansion of our franchise has enabled us to compete very effectively against the region’s money center banks.
(dollars in thousands)
NASSAU COUNTY, NY
100.00% $50,763,524 Total for Institutions in Market
2.65 1,344,602 Signature Bank 10
3.86 1,961,008 HSBC Holdings plc 9
5.08 2,578,108 Bank of America Corp. 8
5.13 2,604,571 Toronto-Dominion Bank 7
7.29 3,701,509 Washington Mutual Inc. 6
9.23 4,683,733 New York Community 5
10.09 5,121,573 Astoria Financial Corp. 4
12.96 6,578,024 Capital One Financial Corp. 3
13.28 6,742,209 Citigroup Inc. 2
16.16% $  8,203,197 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
QUEENS COUNTY, NY
100.00% $40,143,500 Total for Institutions in Market
2.67 1,071,208 Flushing Financial Corp. 10
2.86 1,148,809 Toronto-Dominion Bank 9
3.00 1,202,939 Washington Mutual Inc. 8
3.68 1,476,561 Ridgewood Savings Bank 7
7.07 2,837,896 HSBC Holdings plc 6
7.35 2,950,606 New York Community 5
7.89 3,167,199 Astoria Financial Corp. 4
11.87 4,766,181 Capital One Financial Corp. 3
14.07 5,646,799 Citigroup Inc. 2
18.56% $  7,450,910 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
SUFFOLK COUNTY, NY
100.00% $33,544,970 Total for Institutions in Market
3.09 1,035,808 Toronto-Dominion Bank 10
3.43 1,152,062 Suffolk Bancorp 9
4.61 1,546,496 Bank of America Corp. 8
4.79 1,607,195 HSBC Holdings plc 7
6.04 2,025,426 New York Community 6
7.87 2,638,643 Citigroup Inc. 5
8.17 2,741,117 Washington Mutual Inc. 4
9.54 3,200,655 Astoria Financial Corp. 3
18.87 6,329,833 JPMorgan Chase & Co. 2
21.65% $  7,261,826 Capital One Financial Corp. 1
Market
Share Deposits Institution Rank
RICHMOND COUNTY, NY
100.00% $8,895,194 Total for Institutions in Market
2.07 183,750 Hudson City Bancorp Inc. 10
2.17 192,728 VSB Bancorp Inc. 9
2.89 257,099 HSBC Holdings plc 8
4.97 441,657 Toronto-Dominion Bank 7
6.75 600,224 Washington Mutual Inc. 6
8.67 770,880 Northfield Bancorp Inc. 5
12.28 1,092,694 Citigroup Inc. 4
12.39 1,102,491 JPMorgan Chase & Co. 3
17.52 1,558,337 New York Community 2
27.09% $2,409,805 Sovereign Bancorp Inc. 1
Market
Share Deposits Institution Rank
7.49 1,173,361 Toronto-Dominion Bank 5
ESSEX COUNTY, NJ
100.00% $15,669,720 Total for Institutions in Market
4.50 705,721 Investors Bancorp Inc. 10
5.83 914,313 New York Community 9
6.41 1,004,658 Hudson City Bancorp Inc. 8
6.87 1,076,977 JPMorgan Chase & Co. 7
6.96 1,090,295 Bank of America Corp. 6
7.97 1,249,430 Valley National Bancorp 4
8.08 1,265,813 Sovereign Bancorp Inc. 3
8.42 1,319,929 PNC Financial Services 2
17.46% $  2,735,535 Wachovia Corp. 1
Market
Share Deposits Institution Rank
UNION COUNTY, NJ
100.00% $15,350,118 Total for Institutions in Market
3.49 535,841 JPMorgan Chase & Co. 10
3.51 538,805 Center Bancorp Inc. 9
3.64 558,107 New York Community 8
4.74 726,964 PNC Financial Services 7
5.56 853,108 Union County Savings Bank 6
5.74 880,638 Investors Bancorp Inc. 5
5.77 885,969 Sovereign Bancorp Inc. 4
7.07 1,085,779 Toronto-Dominion Bank 3
8.46 1,298,253 Bank of America Corp. 2
32.99% $  5,063,956 Wachovia Corp. 1
Market
Share Deposits Institution Rank
Source:  SNL DataSource

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$14,055
$14,725
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,124
$6,308
$6,200
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 6/30/08
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
$5,405 $5,489 $10,499
Loans Outstanding
Multi-family loans:  32.5% CAGR
Total loans:  35.2% CAGR
$13,396 $17,029 $3,636 $1,611 $19,653
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
Total Loans:
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971 Total Originations:
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY
$20,925
$2,203
$20,363
$4,853

Total Return on Investment * * * * * * * *********** *********** ***********

Our business model has created significant value for
our shareholders over time.
Total Return on Investment
SNL Bank & Thrift Index
(a)
NYB
(b)
89.9% 9.3% 723.7%
240%
615%
462%
310%
717%
2,479%
2,885%
3,014%
11/23/93 12/31/99 12/31/06 12/31/07 6/30/08
2.8%
Cumulative cash return provided by dividends on NYB
shares purchased at the date indicated through 6/30/08:
CAGR since IPO =
38.1%
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.

The returns on our shares have compared very
favorably to those of our peers.
310%
13%
(46)%
(30)%
SNL Bank & Thrift
Index
(a)
Total Return on Investment through 6/30/08
420%
(9)%
(43)%
(27)%
NY & NJ Banks &
Thrifts
(a)
NYB
(b)
21% Since 12/31/06
3,014%
281%
4%
Since our IPO (11/23/93)
Since 12/31/99
Since 12/31/07
(a) SNL Financial
(b) Bloomberg

We are committed to building value for our investors.
Maintain the strength of our tangible capital measures
Maintain our quarterly cash dividend at the current amount
Improve Our Performance Metrics:
Manage Our Capital:
Position ourselves for loan growth by deploying the cash flows produced by lower-yielding loans and securities into higher-yielding assets
Enhance our asset mix by cross-selling Commercial Bank services to Community Bank customers
Reduce our balance of higher-cost wholesale funds
Maintain superior asset quality by adhering to our traditional underwriting standards and maintaining our focus on our multi-family lending niche
Manage Our Assets and Liabilities:
Execute accretive merger transactions while enhancing the value of our franchise
Unify our New Jersey branches under the Garden State Community Bank name
Integrate the data processing systems used by the Community and Commercial Banks
Strengthen Our Franchise:
Continue to expand our net interest margin
Maintain a strong level of operating efficiency
Increase our revenues through the cross-sale of products and services
Grow our operating earnings
Our Goals

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information
8/5/2008

Reconciliation of GAAP and Non-GAAP Capital
Measures
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, 2003,
2004, 2005, 2006, and 2007:
5.88%
$28,046,131
14,836
$28,031,295
$1,648,622
14,836
$1,633,786
5.83%
13.68%
$28,031,295
(111,123)
(2,437,404)
$30,579,822
$  1,633,786
(111,123)
(2,437,404)
$  4,182,313
2007
December 31,
1999 2000 2001 2002 2003 2004 2005 2006
(dollars in thousands)
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
7.19% 4.11% 3.60% 5.78% 4.13% 5.39% 5.41% 5.66%
Adjusted tangible stockholders’ equity to
adjusted tangible assets
$1,906,835 $4,591,895 $8,526,767 $10,602,222 $21,458,631 $22,039,532 $24,272,340 $26,280,006 Adjusted tangible assets
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
$137,141 $188,520 $307,266 $612,642 $885,951 $1,188,120 $1,313,512 $1,487,473 Adjusted tangible stockholders’ equity
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$137,141 $189,340 $310,981 $647,494 $851,311 $1,147,423 $1,257,655 $1,435,348 Tangible stockholders’ equity
7.19% 4.12% 3.65% 6.09% 3.97% 5.22% 5.19% 5.47%
Tangible stockholders’ equity to tangible
assets
7.19% 6.53% 10.68% 11.70% 12.24% 13.26% 12.65% 12.95% Stockholders’ equity to total assets
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$1,906,835 $4,710,785 $9,202,635 $11,313,092 $23,441,337 $24,037,826 $26,283,705 $28,482,370 Total assets
$137,141 $  189,340 $  310,981 $   647,494 $     851,311 $  1,147,423 $  1,257,655 $  1,435,348 Tangible stockholders’ equity
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$137,141 $  307,410 $  983,134 $1,323,512 $  2,868,657 $  3,186,414 $  3,324,877 $  3,689,837 Total stockholders’ equity

Reconciliation of GAAP and Non-GAAP Capital
Measures
The following table presents a reconciliation of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at June 30, 2008 and 2007:
38,668 -- After-tax impairment loss
38,668 -- After-tax impairment loss
June 30,
6.18%
$28,558,217
10,869
$28,547,348
$1,763,979
10,869
$1,753,110
6.14%
13.80%
$28,547,348
(99,270)
(2,436,881)
$31,083,499
$  1,753,110
(99,270)
(2,436,881)
$  4,289,261
2008 2007 (dollars in thousands)
(116,157) Core deposit intangibles
5.80% Adjusted tangible stockholders’ equity to adjusted tangible assets
$27,241,429 Adjusted tangible assets
25,872 Add back: Net unrealized losses on securities
$27,176,889 Tangible assets
$1,579,150 Adjusted tangible stockholders’ equity
25,872 Add back: Net unrealized losses on securities
$1,514,610 Tangible stockholders’ equity
5.57% Tangible stockholders’ equity to tangible assets
13.37% Stockholders’ equity to total assets
$27,176,889 Tangible assets
(2,330,704) Less: Goodwill
$29,623,750 Total assets
$  1,514,610 Tangible stockholders’ equity
(116,157) Core deposit intangibles
(2,330,704) Less: Goodwill
$  3,961,471 Total stockholders’ equity

Reconciliation of GAAP and Non-GAAP Earnings
$ 0.23 $0.22 $ 0.23 Diluted operating earnings per share
-- -- -- (Gain) loss on debt repurchases
) (0.02 -- -- Net gain on sale of securities
-- -- -- Visa-related gain
-- -- 0.01 Litigation settlement charge
0.12 -- 0.09 Loss on other-than-temporary impairment of securities
0.01 -- 0.60 Debt repositioning charge
Adjustments to diluted GAAP (loss) earnings per share:
$ 0.12 $0.22 ) $(0.47 Diluted GAAP (Loss) Earnings per Share
$ 71,820 $70,169 $   75,116 Operating earnings
) (16,955 371 ) (148,077 Income tax effect
1,848 ) (926 -- (Gain) loss on debt repurchases
) (9,195 -- -- Net gain on sale of securities
-- ) (1,647 -- Visa-related gain
-- -- 3,365 Litigation settlement charge
56,958 -- 49,595 Loss on other-than-temporary impairment of securities
3,190 -- 325,016 Debt repositioning charge
Adjustments to GAAP (loss) earnings:
$ 35,974 $72,371 ) $(154,783 GAAP (Loss) Earnings
2007 2008 2008
(in thousands, except per share data)
June 30, March 31, June 30,
For the Three Months Ended
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended June 30, 2008, March 31,
2008, and June 30, 2007:

Reconciliation of Net Interest Income and Adjusted
Net Interest Income
The following table presents an analysis of the Company’s net interest income on a GAAP basis for the three months ended June 30 and March 31, 2008.
Please see the following page for an analysis of the Company’s adjusted net interest income (i.e., excluding the impact of the $39.6 million debt repositioning charge)
in the three months ended June 30, 2008, as compared to its GAAP net interest income for the three months ended March 31, 2008.
x 1.06 x 1.07 interest-bearing liabilities
Ratio of interest-earning assets to
% 2.41 $1,598,072% 1.94 $1,690,224 Net interest-earning assets/net interest margin
% 2.19 $161,459% 1.67 $130,550 Net interest income/interest rate spread
$30,660,666 $30,564,311 Total liabilities and stockholders’ equity
4,107,436 4,197,293 Stockholders’ equity
26,553,230 26,367,018 Total liabilities
261,631 136,340 Other liabilities
1,226,621 1,227,850 Non-interest-bearing deposits
3.85 240,865 25,064,978 4.23 262,750 25,002,828 Total interest-bearing liabilities
4.49 144,118 12,869,126 5.59 177,938 12,806,797 Borrowed funds
3.18 96,747 12,195,852 2.80 84,812 12,196,031 Total interest-bearing deposits
0.08 26 122,922 0.06 28 185,626 Mortgagors’ escrow
4.41 76,574 6,970,738 4.13 65,799 6,401,287 Certificates of deposit
0.96 5,979 2,485,517 0.90 5,841 2,598,621 Savings accounts
% 2.17 $  14,168 $  2,616,675% 1.76 $  13,144 $  3,010,497 NOW and money market accounts
Interest-bearing deposits:
Liabilities and Stockholders’ Equity:
$30,660,666 $30,564,311 Total assets
3,997,616 3,871,259 Non-interest-earning assets
6.04 402,324 26,663,050 5.90 393,300 26,693,052 Total interest-earning assets
3.23 2,362 293,229 2.33 371 64,058 Money market investments
5.68 86,974 6,125,558 5.37 82,533 6,150,862 Securities
% 6.19 $312,988 $20,244,263% 6.07 $310,396 $20,478,132 Mortgage and other loans, net
Interest-earning assets:
Assets:
Cost Interest Balance Cost Interest Balance
Yield/ Average Yield/ Average (dollars in thousands)
Average Average
March 31, 2008 June 30, 2008
For the Three Months Ended

The following table presents an analysis of the Company’s second quarter 2008 net interest income as if the aforementioned $39.6 million debt repositioning charge had not been recorded in interest expense.  Although such adjusted net interest income is not a measure of performance calculated in accordance with GAAP, we believe that it is an important indication of our ability to generate net interest income through our fundamental banking business and therefore provides useful supplemental information to both management and investors in evaluating the Company’s financial results.
The following line items are presented in the adjusted net interest income analysis for the three months ended June 30, 2008 absent the impact of the debt repositioning charge:  interest expense on borrowed funds; average cost of borrowed funds; interest expense on interest-bearing liabilities; average cost of interest-bearing liabilities; net interest income, interest rate spread; and net interest margin. No adjustments have been made to these items for the three months ended  March 31, 2008.
None of these adjusted items should be considered in isolation or as a substitute for net interest income or its component measures.  Moreover, the manner in which we have calculated our adjusted net interest income may differ from that of other companies that may report a measure with a similar name.
x 1.06 x 1.07 interest-bearing liabilities
Ratio of interest-earning assets to
% 2.41 $1,598,072% 2.54 $1,690,224 Net interest-earning assets/net interest margin
% 2.19 $161,459% 2.31 $170,197 Net interest income/interest rate spread
$30,660,666 $30,564,311 Total liabilities and stockholders’ equity
4,107,436 4,197,293 Stockholders’ equity
26,553,230 26,367,018 Total liabilities
261,631 136,340 Other liabilities
1,226,621 1,227,850 Non-interest-bearing deposits
3.85 240,865 25,064,978 3.59 223,103 25,002,828 Total interest-bearing liabilities
4.49 144,118 12,869,126 4.34 138,291 12,806,797 Borrowed funds
3.18 96,747 12,195,852 2.80 84,812 12,196,031 Total interest-bearing deposits
0.08 26 122,922 0.06 28 185,626 Mortgagors’ escrow
4.41 76,574 6,970,738 4.13 65,799 6,401,287 Certificates of deposit
0.96 5,979 2,485,517 0.90 5,841 2,598,621 Savings accounts
% 2.17 $  14,168 $  2,616,675% 1.76 $  13,144 $  3,010,497 NOW and money market accounts
Interest-bearing deposits:
Liabilities and Stockholders’ Equity:
$30,660,666 $30,564,311 Total assets
3,997,616 3,871,259 Non-interest-earning assets
6.04 402,324 26,663,050 5.90 393,300 26,693,052 Total interest-earning assets
3.23 2,362 293,229 2.33 371 64,058 Money market investments
5.68 86,974 6,125,558 5.37 82,533 6,150,862 Securities
% 6.19 $312,988 $20,244,263% 6.07 $310,396 $20,478,132 Mortgage and other loans, net
Interest-earning assets:
Assets:
Cost Interest Balance Cost Interest Balance
Yield/ Average Yield/ Average (dollars in thousands)
Average Average
March 31, 2008 June 30, 2008
For the Three Months Ended
Reconciliation of Net Interest Income and Adjusted
Net Interest Income

Reconciliation of GAAP and Operating Efficiency
Ratio
$79,135 $82,500
39,647 -- Debt repositioning charge
(3,365) --
Litigation settlement charge
For the Three Months Ended
June 30, 2008
40.14%
$82,500
$197,133
49,595
$107,891
Operating
76.47%
$82,500
$107,891
--
$107,891
GAAP
Operating expenses
Loss on other-than-temporary impairment of securities
Adjustments:
Efficiency ratio
Adjusted operating expenses
Adjusted total net interest income and non-interest income
Total net interest income and non-interest income
(dollars in thousands)
The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the three months ended June 30, 2008:
Adjustment: